Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2015
Supplemental Cash Flow Information

14. Supplemental Cash Flow Information

The Company’s acquisitions and divestitures of businesses and interests in affiliates, net of cash acquired were as follows:

	2015	2014	2013
Business combinations and other acquisitions:
Fair value of assets acquired, excluding cash	$(146.4)	—	—
Liabilities assumed	7.9	—	—
Fair value of earn-out and deferred purchase consideration	39.6	—	—
Total business combinations	$(98.9)	—	—
Acquisition of additional interests in subsidiaries	(4.2)	—	—
Acquisition of businesses and interests in affiliates, net of cash acquired	$(103.1)	$—	$—

	2015	2014	2013
Divestitures of business, net of cash disposed	$—	$2.4	$—

Payments for interest and income taxes were as follows:
	2015	2014	2013
Interest	$66	$57	$33
Income taxes	$214	$206	$206